BancFirst Corporation Reports Second Quarter Earnings

OKLAHOMA CITY, July 18, 2013 /PRNewswire/ -- BancFirst Corporation (NASDAQ GS: BANF) reported net income of $12.6 million, or $0.81 diluted earnings per share, for the second quarter of 2013, compared to net income of $11.7 million, or $0.76 diluted earnings per share, for the second quarter of 2012. Net income for the year to-date was $26.0 million, or $1.68 per share, compared to $25.7 million, or $1.67 per share, for the first half of 2012.

The Company's net interest income for the second quarter of 2013 was $40.6 million compared to $40.9 million for the second quarter of 2012. The net interest margin for the quarter was 3.08% compared to 3.14% a year ago, as interest rates have remained at historically low levels. The provision for loan losses for the second quarter was $516,000, compared to $248,000 a year ago. Net charge-offs for the quarter were 0.01% of average loans, compared to 0.02% for the same period the prior year. Noninterest income for the quarter totaled $21.7 million compared to $20.4 million for the second quarter of 2012. Noninterest expense was $42.5 million compared to $42.6 million a year ago.

At June 30, 2013, the Company's total assets were $5.7 billion, down $272.6 million or 4.5%, from $6.0 billion at December 31, 2012. Loans totaled $3.2 billion, up $2.7 million from December 31, 2012. Deposits totaled $5.2 billion, down $290.4 million due to a temporary influx of deposits at year end 2012 and efforts by the company to move public funds into sweep accounts. The Company's total stockholders' equity was $535.0 million, an increase of $15.4 million or 3.0% over December 31, 2012.

Asset quality remained strong and was little changed from the previous quarters. Nonperforming and restructured assets were 0.80% of total assets compared to 0.81% at December 31, 2012. The allowance to total loans was 1.20% compared to 1.19% at year end 2012.

BancFirst Corporation is an Oklahoma based financial services holding company. The Company's principal subsidiary bank, BancFirst, is Oklahoma's largest state-chartered bank with 92 banking locations serving more than 50 communities across Oklahoma. More information can be found at www.bancfirst.com.

The Company may make forward-looking statements within the meaning of Section 27A of the securities Act of 1933 and Section 21E of the Securities Exchange Act of 1934 with respect to earnings, credit quality, corporate objectives, interest rates and other financial and business matters. Forward-looking statements include estimates and give management's current expectations or forecasts of future events. The Company cautions readers that these forward-looking statements are subject to numerous assumptions, risks and uncertainties, including economic conditions, the performance of financial markets and interest rates; legislative and regulatory actions and reforms; competition; as well as other factors, all of which change over time. Actual results may differ materially from forward-looking statements.

BancFirst Corporation Summary Financial Information (Dollars in thousands, except per share and share data - Unaudited)

	2013	2013	2012	2012	2012
	2nd Qtr	1st Qtr	4th Qtr	3rd Qtr	2nd Qtr
Condensed Income Statements:
Net interest income	$ 40,630	$ 40,256	$ 42,297	$ 40,832	$ 40,869
Provision for loan losses	516	300	2,446	233	248
Non-interest income:
Trust revenue	2,015	1,906	1,858	1,927	1,823
Service charges on deposits	12,924	12,336	13,419	11,896	11,031
Securities transactions	129	122	272	385	226
Income from sales of loans	691	688	698	737	766
Insurance commissions	3,045	4,045	3,169	3,661	2,803
Cash management	1,626	1,423	1,092	1,971	2,041
Other	1,303	2,015	1,292	1,539	1,674
Total noninterest income	21,733	22,535	21,800	22,116	20,364

Non-interest expense:
Salaries and employee benefits	25,085	25,209	25,264	24,641	24,830
Occupancy and fixed assets expense, net	2,501	2,580	2,776	2,877	2,477
Depreciation	2,358	2,308	2,403	2,253	2,226
Amortization of intangible assets	424	443	456	457	457
Data processing services	1,229	1,185	1,173	1,208	1,158
Net expense from other real estate owned	643	122	178	200	922
Marketing and business promotion	1,456	1,507	1,995	1,998	1,679
Deposit insurance	742	743	761	745	724
Other	8,017	7,847	8,357	8,086	8,090
Total noninterest expense	42,455	41,944	43,363	42,465	42,563
Income before income taxes	19,392	20,547	18,288	20,250	18,422
Income tax expense	6,799	7,175	5,982	6,390	6,693
Net income	12,593	13,372	12,306	13,860	11,729
Per Common Share Data:
Net income-basic	0.83	0.88	0.81	0.91	0.77
Net income-diluted	0.81	0.86	0.79	0.90	0.76
Cash dividends declared	0.29	0.29	0.29	0.29	0.27
Common shares outstanding	15,255,864	15,228,277	15,242,308	15,200,468	15,153,991
Average common shares outstanding -
Basic	15,232,129	15,238,701	15,224,346	15,174,755	15,155,525
Diluted	15,479,749	15,482,517	15,482,222	15,447,395	15,426,796
Performance Ratios:
Return on average assets	0.88%	0.94%	0.83%	0.96%	0.83%
Return on average equity	9.48	10.31	9.47	10.86	9.46
Net interest margin	3.08	3.08	3.11	3.06	3.14
Efficiency ratio	68.08	66.80	67.65	67.46	69.51

BancFirst Corporation Summary Financial Information (Dollars in thousands, except per share and share data - Unaudited)

	Six months ended June 30,
	2013	2012
Condensed Income Statements:
Net interest income	$ 80,886	$ 81,686
Provision for loan losses	816	421
Non-interest income:
Trust revenue	3,921	3,530
Service charges on deposits	25,260	21,638
Securities transactions	251	4,258
Income from sales of loans	1,379	1,338
Insurance commissions	7,090	5,796
Cash management	3,049	3,980
Other	3,318	3,261
Total noninterest income	44,268	43,801

Non-interest expense:
Salaries and employee benefits	50,294	49,630
Occupancy and fixed assets expense, net	5,081	4,923
Depreciation	4,666	4,357
Amortization of intangible assets	867	914
Data processing services	2,414	2,441
Net expense from other real estate owned	765	1,169
Marketing and business promotion	2,963	3,334
Deposit insurance	1,485	1,443
Other	15,864	16,389
Total noninterest expense	84,399	84,600
Income before income taxes	39,939	40,466
Income tax expense	13,974	14,732
Net income	$ 25,965	$ 25,734
Per Common Share Data:
Net income-basic	$ 1.70	$ 1.70
Net income-diluted	1.68	1.67
Cash dividends declared	0.58	0.54
Common shares outstanding	15,255,864	15,153,991
Average common shares outstanding -
Basic	15,235,397	15,155,525
Diluted	15,481,870	15,426,796
Performance Ratios:
Return on average assets	0.91%	0.91%
Return on average stockholders' equity	9.89	10.44
Net interest margin	3.08	3.16
Efficiency ratio	67.44	67.42

BancFirst Corporation Summary Financial Information (Dollars in thousands, except per share data - Unaudited)

	2013	2013	2012	2012	2012
	2nd Qtr	1st Qtr	4th Qtr	3rd Qtr	2nd Qtr
Balance Sheet Data:

Total assets	$ 5,749,666	$ 5,773,926	$ 6,022,250	$ 5,836,751	$ 5,671,711
Total loans	3,245,084	3,219,967	3,242,427	3,116,096	3,065,439
Allowance for loan losses	(38,982)	(38,664)	(38,725)	(37,258)	(37,436)
Securities	520,424	565,490	562,542	540,475	575,034
Deposits	5,150,411	5,174,512	5,440,830	5,253,505	5,099,648
Stockholders' equity	534,961	527,707	519,567	510,387	499,561
Book value per common share	35.07	34.65	34.09	33.58	32.97
Tangible book value per common share	31.42	30.97	30.37	29.82	29.16
Balance Sheet Ratios:
Average loans to deposits	62.89%	62.27%	60.71%	59.99%	60.35%
Average earning assets to total assets	92.65	92.79	92.95	92.85	92.60
Average stockholders' equity to average assets	9.28	9.14	8.81	8.83	8.77
Asset Quality Data:
Past due loans	$ 850	$ 542	$ 539	$ 731	$ 1,403
Nonaccrual loans	18,946	20,933	20,549	22,101	20,702
Restructured loans	17,903	17,792	17,866	17,784	18,089
Total nonperforming and restructured loans	37,699	39,267	38,954	40,616	40,194
Other real estate owned and repossessed assets	8,503	9,424	9,567	9,796	10,223
Total nonperforming and restructured assets	46,202	48,691	48,521	50,412	50,417
Nonperforming and restructured loans to total loans	1.16%	1.22%	1.20%	1.30%	1.31%
Nonperforming and restructured assets to total assets	0.80	0.84	0.81	0.86	0.89
Allowance to total loans	1.20	1.20	1.19	1.20	1.22
Allowance to nonperforming and restructured loans	103.40	98.47	99.41	91.73	93.14
Net charge-offs to average loans	0.01	0.01	0.03	0.01	0.02

BancFirst Corporation Consolidated Average Balance Sheets And Interest Margin Analysis Taxable Equivalent Basis (Dollars in thousands - Unaudited)

	Three Months Ended			Six Months Ended
	June 30, 2013			June 30, 2013
		Interest	Average		Interest	Average
	Average	Income/	Yield/	Average	Income/	Yield/
	Balance	Expense	Rate	Balance	Expense	Rate
ASSETS
Earning assets:
Loans	$ 3,235,966	$ 41,568	5.15%	$ 3,227,777	$ 82,823	5.17%
Securities – taxable	515,010	1,295	1.01	519,671	2,648	1.03
Securities – tax exempt	42,801	483	4.53	43,897	1,015	4.66
Interest bearing deposits with banks	1,527,172	971	0.25	1,539,136	1,949	0.26
Total earning assets	5,320,949	44,317	3.34	5,330,481	88,435	3.35

Nonearning assets:
Cash and due from banks	150,781			147,876
Interest receivable and other assets	310,034			309,287
Allowance for loan losses	(38,776)			(38,711)
Total nonearning assets	422,039			418,452
Total assets	$ 5,742,988			$ 5,748,933

LIABILITIES AND
STOCKHOLDERS' EQUITY
Interest bearing liabilities:
Transaction deposits	$ 657,540	$ 163	0.10%	$ 666,646	$ 330	0.10%
Savings deposits	1,791,912	1,013	0.23	1,786,325	2,0934	0.24
Time deposits	803,750	1,713	0.86	814,879	3,506	0.87
Short-term borrowings	3,970	1	0.12	4,367	3	0.13
Long-term borrowings	10,957	62	2.27	9,769	124	2.55
Junior subordinated debentures	26,804	491	7.35	26,804	982	7.38
Total interest bearing liabilities	3,294,933	3,443	0.42	3,308,790	7,038	0.43

Interest free funds:
Noninterest bearing deposits	1,892,014			1,889,960
Interest payable and other liabilities	22,988			20,751
Stockholders' equity	533,053			529,432
Total interest free funds	2,448,055			2,440,143
Total liabilities and stockholders' equity	$ 5,742,988			$ 5,748,933
Net interest income		$ 40,874			$ 81,397
Net interest spread			2.92%			2.92%
Effect of interest free funds			0.16%			0.16%
Net interest margin			3.08%			3.08%

CONTACT: Randy Foraker, Interim Chief Financial Officer, (405) 270-1044, or David Rainbolt, Chief Executive Officer, BancFirst Corporation, (405) 270-1002